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                                                FORM 10K  Exhibit 21 Page 1 of 1
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                       CONSOLIDATED STORES CORPORATION
                             LIST OF SUBSIDIARIES
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
                                                                JURISDICTION
                                                                     OF
                    COMPANY                                     ORGANIZATION
T.R.O., INC.                                                         IL
CONSOLIDATED STORES CORPORATION                                      OH
C.S. ROSS COMPANY                                                    OH
CSIC VENTURE, INC.                                                   DE
INDUSTRIAL PRODUCTS OF NEW ENGLAND, INC.                             ME
BARN ACQUISITION CORPORATION                                         DE
FASHION BARN, INC.                                                   NY
MIDWESTERN HOME PRODUCTS, INC.                                       DE
TOOL AND SUPPLY COMPANY OF NEW ENGLAND, INC.                         DE
SS INVESTMENTS CORPORATION                                           DE
CONSOLIDATED INTERNATIONAL EXPORT CORPORATION                     BARBADOS
FASHION BARN OF NEW JERSEY, INC. *                                   NJ
FASHION BARN OF FLORIDA, INC. *                                      FL
FASHION BARN OF INDIANA, INC. *                                      IN
FASHION BARN OF PENNSYLVANIA, INC. *                                 PA
FASHION BARN OF OKLAHOMA, INC. *                                     OK
FASHION BARN OF CALIFORNIA, INC. *                                   CA
FASHION BARN OF TEXAS, INC. *                                        TX
FASHION BARN OF OHIO, INC. *                                         OH
FASHION OUTLETS, CORP. *                                             NY
FASHION BARN OF VERMONT, INC. *                                      VT
FASHION BARN OF VIRGINIA, INC. *                                     VA
FASHION BARN OF SOUTH CAROLINA, INC. *                               SC
FASHION BARN OF NORTH CAROLINA, INC. *                               NC
FASHION BARN OF WEST VIRGINIA, INC. *                                WV
FASHION BONANZA, INC. *                                              NY
ROGERS FASHION INDUSTRIES, INC. *                                 NY and NJ
SADDLE BROOK DISTRIBUTORS, INC. *                                 NY and NJ
DTS, INC. *                                                       NY and TN
FASHION BARN OF MISSOURI, INC. *                                     MO
FASHION BARN, INC. *                                                 MA
FASHION BARN OF GEORGIA *                                            GA

* Subsidiary of Fashion Barn Inc.
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